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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Dated of earliest event reported): January 18, 2002
                                                          ----------------

                             RESOURCE AMERICA, INC.
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             (Exact name of registrant as specified in its charter)

     Delaware                          0-4408                  72-0654145
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(State of incorporation             (Commission             (I.R.S. Employer
or organization)                    File Number)            Identification No.)


             1845 Walnut Street, 10th Floor, Philadelphia, PA 19103
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               (Address of principal executive offices) (Zip code)


Registrant's telephone number, including area code (215) 546-5005
                                                   ---------------


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Item 5 Other Events
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         On January 18, 2002, energy subsidiaries of Resource America, Inc.
entered into an agreement to sell their 100% membership interest in Atlas Pipeline Partners GP, LLC to New Vulcan Coal Holdings, L.L.C. for $29.0 million in cash. Atlas Pipeline Partners GP, LLC is the general partner of Atlas Pipeline Partners, L.P., a publicly traded limited partnership that owns and operates gas gathering systems in Western Pennsylvania, Western New York and Eastern Ohio.

         Concurrently, Resource America, Atlas Pipeline Partners and Atlas Pipeline Partners GP, LLC entered into an agreement under which Atlas Pipeline Partners will acquire Triton Coal Company, LLC, owner and operator of two surface coal mines located in the southern Powder River Basin in Wyoming, from New Vulcan Coal Holdings and Vulcan Intermediary, L.L.C. in exchange for common, subordinated and deferred participation units of Atlas Pipeline Partners. In connection with the Triton transaction, Resource America's 1.64 million subordinated units of Atlas Pipeline Partners will convert into 1.48 million common units, which will constitute 14.5% of Atlas Pipeline Partners' common units and 10.4% of the common and subordinated units in the aggregate.

         The completion of the sale of Atlas Pipeline Partners GP, LLC is expected to occur simultaneously with the closing of Atlas Pipeline Partners' acquisition of Triton Coal Company. Both agreements may be terminated if the transactions are not consummated by May 15, 2002, subject to an extension to June 30, 2002.


Item 7 Financial Statements and Exhibits
       ---------------------------------

       (c)  Exhibits

            2 Purchase Agreement among New Vulcan Coal Holdings, L.L.C., AIC, Inc., Viking Resources Corporation, Resource Energy, Inc., Atlas Energy Group, Inc., Atlas Resources, Inc. and REI-NY, Inc.

            99.1 Contribution Agreement among Vulcan Intermediary, L.L.C., New Vulcan Coal Holding, L.L.C., Atlas Pipeline Partners GP, LLC, Atlas Pipeline Partners, L.P. and Resource America, Inc.

            99.2    Press Release, dated January 18, 2002.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                RESOURCE AMERICA, INC.

                                                By:  /s/ Michael L. Staines
                                                ------------------------------
                                                Name:  Michael L. Staines
Date:  January 22, 2002                         Title: Senior Vice President